STAR OF TEXAS ENERGY SERVICES, INC.
PO BOX 4038
LAGO VISTA, TX 78645

BARNETT SHALE
MALCOLM-STAR #1H
PARTICIPATION AGREEMENT

Star Of Texas Energy Services, Inc. “Star Of Texas” represents that it has Working Interest in the 211.8 acre Malcolm-Star #1H gas unit located in the E.C. Allender Survey, A-16, Wise County, Texas.

1. Explortex Energy Inc. agrees to purchase 1% Working Interest consisting of a portion of Star Of Texas’ Working Interest in the Malcolm-Star #1H gas unit and to join in the horizontal drilling and completion attempt of the Well to true vertical depth of 8700’, or to depths sufficient to test the Barnett Shale, whichever is the lesser depth subject to the terms and conditions as set forth herein. The current gross net revenue interest percentage for the well is 75%.

The estimated cost for the horizontal drilling and completion attempt (“PROJECT PAYMENT”) is based on a cost of $35,532.00 per 1% WI participation in which the 75% WI participants pay 100% of the drilling and completion costs indicated in Exhibit “A”. The Project Payment due date is indicated below. The cash payment should be made payable to “STAR OF TEXAS” and received by Star Of Texas by the date indicated.

			PARTICIPATION
Due Date	Amount per 1% WI	WI%	AMOUNT DUE
Mar 10, 2006	$35,532	x 1	= $35,532

Note: The interest is subject to prior sale

The executed Participation Agreement and Page 18 of the Operating Agreement under Non-operator must be forwarded to Star Of Texas. Upon acceptance of the Participation Agreement and Page 18 of Operating Agreement, Star Of Texas will execute the documents and return a copy to you.

2. In return for the Project Payment paid by you, Star Of Texas will attempt to drill the Well and if warranted make a completion attempt of the Well. If the completion attempt is successful, the monthly operating expenses associated with producing the Well will be borne by the Working Interest owners on a pro-rata basis of the respective Working Interest percentages. The operator will receive a monthly fee of $500 per Well.

3. Thirty (30) after a successful completion, an assignment of the Barnett Shale rights in the lease acreage will be made to the participating parties on a pro-rata basis of the respective Working Interest and Net Revenue Interest percentages.

4. Star Of Texas makes no representation concerning the probable success of the drilling and completion attempt of the Well and you acknowledge that you have made your own evaluation of the probable success of such drilling, testing, and completion attempt of the Well and that you are highly familiar with oil and gas operations and risks.

5. Star Of Texas is designated as Operator of the Well. The operator will have the right to receive the revenues due the Working Interest owners of the Well and deduct operating and other expenses from the revenue prior to distribution of the revenues. Such provision, however, shall not relieve you of any personal liability for paying the operating and other expenses attributable to the Well. Star Of Texas shall have the right to enter into a Gas Purchase Contract binding 100% of the Working Interest owners on said terms and conditions as Star Of Texas deems reasonable.

6. The operator has the sole right and discretion, at any time and for any reason including new geological information, leasehold title, leasehold availability, gas market availability, contractual commitments, prior sales of a designated leasehold interest to another, to substitute re-entry or drillsite locations and/or refuse to re-enter or drill the Well. In the event of a substitution, the funds for such well that have been contributed shall be used for the purposes of re-entering or drilling and possibly completing the substitute well or wells. In the event the operator decides not to re-enter or drill the well and does not substitute a well or wells, the operator shall forthwith return such funds after all cost overages, if any, of the well(s) that have been re-entered or drilled have been determined and the funds are first applied to such overages to extinguish the same.

7. IN THE EVENT THAT A DISPUTE ARISES BETWEEN ANY OF THE PARTIES OR ANY OF THEIR SUCCESSORS, REPRESENTATIVES, AGENTS, OFFICERS, OR EMPLOYEES, IN CONNECTION WITH THIS PARTICIPATION AGREEMENT, THE PARTIES HEREBY EXPRESSLY AGREE THAT SUCH DISPUTE SHALL BE RESOLVED THROUGH ARBITRATION RATHER THAN LITIGATION, AND TO SUBMIT THE DISPUTE TO THE AMERICAN ARBITRATION ASSOCIATION WITHIN FIVE (5) DAYS AFTER RECEIVING A WRITTEN REQUEST TO DO SO. IF ANY PARTIES FAILS TO SUBMIT THE DISPUTE TO ARBITRATION WITHIN THE SPECIFIED PERIOD, THEN THE REQUESTING PARTY MAY FILE ANY PAPERS NECESSARY TO COMMENCE ARBITRATION. THE PARTIES AGREE THAT ANY HEARING SCHEDULED AFTER AN ARBITRATION PROCEEDING IS INITIATED BY ANY PARTY SHALL TAKE PLACE IN AUSTIN, TRAVIS COUNTY, TEXAS.

THE PARTIES UNDERSTAND THAT (I) ARBITRATION IS FINAL AND BINDING ON THE PARTIES; (II) THEY ARE WAIVING THEIR RIGHTS TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL; (III) PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND DIFFERENT FROM COURT PROCEEDINGS; (IV) THE ARBITRATOR’S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OF LEGAL REASONING AND ANY PARTIES RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY THE ARBITRATORS IS STRICTLY LIMITED; AND (V) THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE MEMBERS WHO WERE OR ARE AFFILIATED WITH THE OIL AND GAS AND SECURITIES INDUSTRIES.

8. If you subsequently transfer any interest or portion of an interest acquired herein, you agree to comply with all Laws regarding such transfer and agrees to indemnify and hold Star Of Texas, it’s officers, and employees harmless from any claims or causes of action which may be brought by any third party to whom you assigned your Working Interest. Such indemnity shall extend to and include any out-of-pocket costs and attorney’s fees incurred by Star Of Texas or it’s officers and employees.

9. The parties negate any intent to form a partnership or joint venture.

10. This Participation Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

11. This Participation Agreement is performable in Travis County, Texas and is construed under the laws of the State of Texas.

12. By execution of page 18 of the Operating Agreement, an Operating Agreement is entered into and such Operating Agreement shall supersede and replace this Participation Agreement upon a successful completion of the Well. The terms and provisions of the Operating Agreement shall be binding upon the parties.

13. YOU ARE ADVISED THAT YOUR PARTICIPATION IN THE WORKING INTEREST SET FORTH HEREIN INVOLVES A HIGH DEGREE OF RISK. YOU REPRESENT THAT YOU HAVE READ ALL DOCUMENTS INCLUDING, BUT NOT LIMITED TO, THIS PARTICIPATION AGREEMENT, ESTIMATED RESERVES AND CASH FLOW STATEMENTS, AND THE OPERATING AGREEMENT VERY CAREFULLY. YOU REPRESENT THAT YOU HAVE A HIGH DEGREE OF FAMILIARITY WITH OIL AND GAS INVESTMENTS AND YOU ARE WILLING AND ABLE TO BEAR THE ECONOMIC RISKS OF AN INVESTMENT IN THE AMOUNT EQUAL TO THE AMOUNT PURCHASED.

14. If any provision of this agreement is invalid or unenforceable in any jurisdiction applicable to this agreement, then, to the extent permitted by Law: (a) all other provisions shall remain in full force and effect in such jurisdiction; and (b) the invalidity or unenforceability of a provision in any jurisdiction shall not affect its validity or enforceability in any other jurisdiction.

15. This contract embodies the entire agreement of the parties hereby with respect to the matters herein contained, and it is agreed that the terms, conditions, and stipulations hereof shall not be modified or revoked unless by a written agreement signed by both parties and attached hereto and made a part hereof. Further, the parties acknowledge that they have read this agreement and fully understand each and every term herein or have obtained all necessary advice from counsel prior to their execution of below.

If the foregoing is acceptable to you, please so indicate by executing in the space provided below, and page 18 of the Operating Agreement in the space under Non-operators, returning the same to Star Of Texas.

BARNETT SHALE – MALCOLM-STAR #1H

			PARTICIPATION
Due Date	Amount per 1% WI	WI%	AMOUNT DUE
Mar 10, 2006	$35,532	x 1	= $35,532

Note: The interest is subject to prior sale

The foregoing is AGREED TO and ACCEPTED this 19th day of January, 2006.

Explortex Energy Inc.
Company

/S/ Chris Cooper	Chris Cooper, President	January 19, 2006
Signature	Name, Title	DATE

EIN# or SS#: Applied for

(604) 689-8336	(604) 682-55694	cooper@firstmg.com
Telephone	Fax	E-mail Address

Mailing Address:	2410 – 650 West Georgia Street	Vancouver BC	V6B 4N7	Canada
	Street	City	State	Zip

QUALIFICATION SECTION:

____ I am an Accredited Investor (Please check the appropriate category that qualified you)

_____(a) Any partnership that was not formed for the specific purpose of acquiring the interests offered with total assets in excess of $5,000,000.

______(b) My individual income was in excess of $200,000.00 or joint income with my spouse was in excess of $300,000.00 in each of the two most recent years and I reasonably expect an income in excess of $200,000.00 or joint income with my spouse in excess of $300,000 in the current year.

______(c) I am a natural person whose individual net worth or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000.00.

______(d) Any trust, with total assets in excess of $5,000,000 that was not formed for the specific purpose of acquiring the interests offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.

X           (e) Any entity in which all the equity owners are Accredited Investors.

INSTRUCTIONS: If you are investing as an accredited individual, you must meet the qualification that is set forth in either category (b) or (c) above and you should check the appropriate category. If you are investing as a partnership, it must meet the qualification that is set forth in either category (a) or (e) above and you should check the appropriate category. If you are investing as a corporation, it must meet the qualification that is set forth in category (e) above and you should check that category. If you are investing as a trustee, you must meet the qualification that is set forth in the category (d) above and you should check that category.

I hereby warrant and represent that all of the answers which I have provided to the questions that are contained herein are true and correct.

/S/ Chris Cooper	January 19, 2006
Signature	Date

Chris Cooper
Print Your Name Here

ACCEPTED:	By: /S/ Ray Ledesma	Date: January 19, 2006

Star Of Texas Energy Services, Inc.